                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         November 3, 2005

                          THE L.S. STARRETT COMPANY

             (Exact name of registrant as specified in its charter)

          Massachusetts                 1-367              04-1866480

  (State or Other Jurisdiction       (Commission         (IRS Employer

        of Incorporation)            File Number)      Identification No.)

                  121 CRESCENT STREET, ATHOL, MASSACHUSETTS  01331

                (Address of principal executive offices)  (Zip Code)

Registrant's telephone number:   978-249-3551

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]   Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                  Page 1 of 2

Item 2.02  Results of Operations and Financial Condition.

On November 3, 2005, The L.S. Starrett Company (the "Company") issued a Quarterly Shareholder Earnings Letter ("Shareholder Letter") which contained a summary of the Company's consolidated financial results for its first quarter of fiscal 2006.  A copy of the Shareholder Letter is being furnished as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

     (c) Exhibits

        99.1  Quarterly Shareholder Earnings Letter dated November 3, 2005 containing the summary of consolidated financial results for the first quarter of fiscal 2006.

                                 SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE L.S. STARRETT COMPANY

Date:  November 3, 2005                By: s/ Randall J. Hylek

                                     Name: Randall J. Hylek

                                    Title: Treasurer and

                                           Chief Financial Officer

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